QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

IHOP CORP.
PERFORMANCE SHARES AWARD AGREEMENT

        THIS PERFORMANCE SHARES AWARD AGREEMENT (the "Agreement") is entered into as of [insert date], between IHOP CORP., a Delaware corporation (the "Company"), and [insert Grantee name] (the "Grantee").

R E C I T A L S:

        The Compensation Committee (the "Committee") of the Board of Directors of the Company has granted to the Grantee on [insert grant date], a performance award payable in the form of the common stock of the Company, par value $.01 per share ("Common Stock") and cash, pursuant to the Company's 2001 Stock Incentive Plan (the "Plan") and the Performance Share Awards Terms and Conditions (the "Terms and Conditions"). Any capitalized terms not defined herein shall have the meaning set forth in the Terms and Conditions.

A G R E E M E N T:

        In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

        1.    NUMBER OF SHARES. Subject to the attainment of the performance goals set forth on Schedule 1, the Grantee is entitled to that number of shares of Common Stock equal to the product of            shares of Common Stock and the applicable multiplier set forth on Schedule 1 pursuant to the terms and conditions of this Agreement (the "Target Award"). At the end of the three-year performance cycle, the Administrator shall determine the total number of shares payable pursuant to the Target Award in accordance with the Performance Share Matrix set forth on Schedule 1 hereto and the Committee's determination of the performance levels (the "Earned Award").

        2.    VESTING. Subject to Section 5, the Target Award shall vest on [insert date]. The period during which the Target Award is subject to vesting is referred to herein as the "Restricted Period".

        3.    RIGHTS OF GRANTEE IN STOCK. The Grantee shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to the shares of Common Stock subject to the Target Award unless and until the Restricted Period has lapsed and any dividends declared during the Restricted Period with respect to the shares covered by Target Award shall be deemed to be reinvested in additional shares of Common Stock, which shares shall be included in the number of shares of Common Stock payable as the Earned Award.

        4.    ISSUANCE OF SHARES AND CASH. Upon expiration of the Restricted Period, the Company shall (i) issue or cause to be issued, and delivered as promptly as possible to the Grantee, certificates representing fifty (50%) of the Earned Award (rounded down to the nearest whole share), which certificates shall be registered in the name of the Grantee and (ii) remit to Grantee a cash payment with respect to the remaining fifty percent (50%) of the Earned Award in accordance with Section 8 of the Terms and Conditions.

        5.    CESSATION OF EMPLOYMENT; TERMINATION OF AGREEMENT. If the Grantee's employment status with the Company is terminated for any reason other than as a result of Grantee's, death, Disability or Retirement, then this Agreement shall terminate and all rights of the Grantee hereunder shall cease. In the event of Grantee's death, Disability or Retirement, Grantee shall be immediately vested in a pro-rata portion of the Earned Award based on the time employed during the Performance Cycle, rounded to the nearest complete month. Payment of pro-rata Earned Awards shall be governed by all other applicable provisions of this Agreement and the Terms and Conditions. Any shares subject to the Target Award that have not vested at that time and any and all accrued but unpaid dividends thereon shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares or Target Award or accrued but unpaid dividends.

        6.    REQUIREMENTS OF LAW AND OF STOCK EXCHANGES. Notwithstanding anything in this Agreement to the contrary, no certificate or certificates for Shares shall be issued and delivered prior to the admission of such Shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless or until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

        7.    ADJUSTMENT IN STOCK. In the event of any merger, reorganization, consolidation, recapitalization, Common Stock dividend, extraordinary cash dividend or other change in the corporate structure affecting the Common Stock, a substitution or adjustment shall be made in the number shares subject to the Target Award that has not vested or been settled in cash, as may be determined by the Committee, in its sole discretion. Such other substitutions or adjustments shall be made as the Committee in its sole discretion may deem appropriate.

        8.    NONTRANSFERABILITY OF TARGET AWARD. The Target Award shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

        9.    NOTICES. Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company at its principal office, and any notice to be given to the Grantee shall be addressed to him or her at the address given beneath his or her signature hereto, or at such other address as the Grantee may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to Grantee is deemed given upon the earlier of the date it is received by the Grantee or five (5) days following the date it is enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited, postage and registration or certification fee prepaid, in a post office or branch post office regularly maintained by the United States.

        10.    FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

        11.    WITHHOLDING. The Company (and, where applicable, any Subsidiary) may make such provisions as it may deem appropriate for the withholding of any taxes which the Company (or Subsidiary) determines it is required to withhold in connection with this Agreement and the transactions contemplated thereby, which may include requiring Grantee or his or her legal representative to pay the amount of such taxes to the Company on the date or dates of exercise.

        12.    INCORPORATION OF PLAN AND TERMS AND CONDITIONS. The Plan and the Terms and Conditions are hereby incorporated by reference and made a part hereof, and the Target Award and this Agreement are subject to all terms and conditions of the Plan and Terms and Conditions.

        13.    EMPLOYMENT. Nothing in the Terms and Conditions or in this Agreement shall confer upon Grantee any right to continue in the employment of, or to be retained by, the Company or any of its Subsidiaries or affect any right the Company or any of its Subsidiaries may have to terminate the employment or consulting relationship with, the Grantee.

        14.    AMENDMENT AND TERMINATION. The Administrator may amend or terminate the Plan at any time; provided, however, that the amendment or termination of the Plan shall not, without the consent of the Grantee or his or her legal representative affect his or her rights under this Agreement.

        15.    LAWS APPLICABLE TO CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

        16.    COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

IHOP CORP.

By:	[Insert Name] [Insert Title]

        The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all of the terms and provisions of the IHOP Corp. 2001 Stock Incentive Plan and the Terms and Conditions herein incorporated by reference.

[Insert Name of Employee]

QuickLinks

IHOP CORP. PERFORMANCE SHARES AWARD AGREEMENT